Exhibit 99.1

Montes Archimedes Acquisition Corp. Announces the Separate Trading of its Shares of Class A Common Stock and Warrants Commencing November 27, 2020

November 25, 2020 — Montes Archimedes Acquisition Corp. (Nasdaq: MAACU) (the “Company”) announced that, commencing November 27, 2020, holders of the units sold in the Company’s initial public offering of 41,071,823 units, completed on October 9, 2020, may elect to separately trade the shares of Class A common stock and warrants included in the units. Those units not separated will continue to trade on the Nasdaq Capital Market (“Nasdaq”) under the symbol “MAACU,” and the shares of Class A common stock and warrants that are separated will trade on Nasdaq under the symbols “MAAC” and “MAACW,” respectively. Holders of units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the units into shares of Class A common stock and warrants.

The units were initially offered by the Company in an underwritten offering. Citigroup Global Markets Inc. and Jefferies LLC acted as book running managers for the offering. A registration statement relating to the units and the underlying securities was declared effective by the Securities and Exchange Commission (the “SEC”) on October 6, 2020.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The offering was made only by means of a prospectus, copies of which may be obtained from Citigroup Global Markets, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717, or by telephone at (800) 831-9146, and from Jefferies LLC, Attention: Equity Syndicate Prospectus Department, 520 Madison Avenue, 2nd Floor, New York, NY 10022, by telephone at 1-877-821-7388 or by email at Prospectus_Department@Jefferies.com.

About Montes Archimedes Acquisition Corp.

The Company is a special purpose acquisition company formed for the purpose of entering into a combination with one or more businesses. The Company intends to identify a prospective target company and complete an initial business combination in the health care industry. Montes Archimedes is sponsored by Patient Square Capital LLC and led by Chairman, CEO and President, Jim Momtazee, and Chief Financial Officer, Maria Walker.

For more information, please contact

Media Contact:

Zach Kouwe

Dukas Linden Public Relations

montes@dlpr.com

646-808-3665

Forward-Looking Statements

This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus relating to the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

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